Exhibit 99.1

Advent Software Reports Third Quarter 2011 Results

Company Achieves 17% Revenue Growth over Prior Year,

with Record Quarterly Revenue of $85 Million

SAN FRANCISCO — October 24, 2011 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the third quarter ended September 30, 2011.

“Our third quarter results include record revenue of almost $85 million and strong operating cash flow of just under $24 million, which demonstrate the continued strength of Advent’s business model,” says Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “Our financial results and healthy bookings continue to validate Advent’s strategy is working.  As we’ve seen throughout the past three years, our portfolio of products and services, combined with our focus on client satisfaction, enable us to succeed in various market conditions.”

THIRD QUARTER 2011 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue from continuing operations of $84.6 million for the third quarter of 2011, up from $72.0 million in the third quarter of 2010, a 17% increase.

Operating income from continuing operations for the third quarter of 2011 was $10.6 million, or 13% of revenue, compared to $9.7 million or 14% of revenue for the third quarter of 2010.

Net income from continuing operations for the third quarter of 2011 was $6.8 million compared to $6.0 million in the third quarter of 2010, a 14% increase.

On a fully diluted basis, earnings per share from continuing operations in the third quarter of 2011 were $0.13 and represent a 15% increase from diluted earnings per share of $0.11 in the third quarter of 2010.

Operating cash flow from continuing operations in the third quarter of 2011 was $23.8 million, compared with $21.6 million in the third quarter of 2010, a 10% increase. Cash, cash equivalents and marketable securities totaled $58.9 million as of September 30, 2011.

The Company repurchased approximately 1,860,000 shares in the third quarter of 2011 at an average price of $22.26 per share.

Total deferred revenue as of September 30, 2011 was $162.3 million, compared to $159.3 million as of June 30, 2011, a 2% sequential increase.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income from continuing operations for the third quarter of 2011 was $18.5 million, or 22% of revenue. This represents a 17% increase when compared to $15.7 million from continuing operations, or 22% of revenue, in the third quarter of 2010. On a fully diluted basis, non-GAAP earnings per share from continuing operations were $0.22 in the third quarter of 2011 and represent a 15% increase from non-GAAP diluted earnings per share of $0.19 in the third quarter of 2010.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

THIRD QUARTER HIGHLIGHTS

•                  Third Quarter Bookings:  Annual Contract Value (ACV) in the third quarter of 2011 will contribute $8.5 million in annual revenue once the contracts are fully implemented.

•                  SaaS Solutions Gain Traction:  The third quarter saw strong demand for Advent’s leading solutions delivered as a service. Black Diamond’s cloud-based platform, which serves the US advisory market, continued to gain momentum, and Advent’s SaaS (software-as-a-service) offering for the asset management market, Advent OnDemand, added its first EMEA clients this quarter. Additionally, Advent has several strategic partnerships with firms that offer the Company’s products on a hosted basis to their clients, further expanding the reach of Advent’s hosted offerings.

•                  Enhanced Functionality Across Product Lines:  Advent announced significant new features across the product suite in the third quarter, including: enhanced automation and data integration with popular mobile applications for Tamale RMS®;  new Advent Portfolio Exchange® (APX) reports using Microsoft Reporting Services; and the addition of a detailed transaction data mining tool and a new report packaging tool in the Black Diamond platform.

•                  Buy-Side Technology Award: Geneva® was named ‘Best Buy-Side Portfolio Accounting Product’ by Buy-Side Technology magazine for the fifth consecutive year.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the fourth quarter and fiscal year 2011:

Guidance	Q4 2011	FY 2011
Total Revenue ($M)	$84-$86	$324-$326
GAAP Operating Margin	n/a	13%
Amortization of Intangibles (% of revenue)	n/a	3%
Stock Compensation Expense (% of revenue)	n/a	6%
Non-GAAP Operating Margin	n/a	22%
Operating Cash Flow ($M)	n/a	$81-$85
Capital Expenditures ($M)	n/a	$12-$15

INVESTOR CALL

Advent Software, Inc. will host its Q3 2011 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q3 2011 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial 866-804-6928 and request conference ID #94143757.  A replay will be available through midnight, October 31, 2011.  The replay number for domestic callers is 888-286-8010, and for international callers is 617-801-6888 and referencing conference ID #42168388.  The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, and statements regarding our revenue growth, market opportunity,  market acceptance and demand for our products by clients in all market environments, including our SaaS solutions, international expansion and global execution,  anticipated benefits and synergies related to our acquisition of Black Diamond Performance Reporting LLC and the continued  momentum of our Tamale RMS product , and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Syncova Solutions Limited and Black Diamond Performance Reporting LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2010 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Advent OnDemand, Geneva and Moxy are registered trademarks of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

CONTACT

Media Contact:
Smita Topolski
Advent Software, Inc.
(415) 645-1668
stopolsk@advent.com

Investor Relations Contact:
Heidi Flaherty
Advent Software, Inc.
(415) 645-1145
flaherty@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	September 30	December 31
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$36,331	$81,948
Short-term marketable securities	20,615	70,075
Accounts receivable, net	56,668	49,960
Deferred taxes, current	16,436	16,358
Prepaid expenses and other	20,134	17,864
Total current assets	150,184	236,205
Property and equipment, net	41,647	41,524
Goodwill	206,415	145,580
Other intangibles, net	53,143	19,772
Long-term marketable securities	1,966	—
Deferred taxes, long-term	34,559	33,591
Other assets	11,640	12,059
Noncurrent assets of discontinued operation	2,028	2,095

Total assets	$501,582	$490,826

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,085	$6,737
Accrued liabilities	32,295	34,080
Deferred revenues	154,722	147,896
Income taxes payable	6,333	1,691
Current liabilities of discontinued operation	1,773	165
Total current liabilities	205,208	190,569
Deferred revenues, long-term	7,551	6,337
Other long-term liabilities	15,851	14,844
Noncurrent liabilities of discontinued operation	4,734	5,228

Total liabilities	233,344	216,978

Stockholders’ equity:
Common stock	507	520
Additional paid-in capital	419,428	411,600
Accumulated deficit	(160,650)	(146,887)
Accumulated other comprehensive income	8,953	8,615
Total stockholders’ equity	268,238	273,848

Total liabilities and stockholders’ equity	$501,582	$490,826

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2011	2010	2011	2010

Net revenues:
Recurring revenues	$74,951	$63,492	$213,726	$185,339
Non-recurring revenues	9,615	8,495	26,237	22,608

Total net revenues	84,566	71,987	239,963	207,947

Cost of revenues (1):
Recurring revenues	15,727	12,709	45,618	37,866
Non-recurring revenues	12,520	8,791	29,670	21,822
Amortization of developed technology	2,588	1,672	6,265	4,871

Total cost of revenues	30,835	23,172	81,553	64,559

Gross margin	53,731	48,815	158,410	143,388

Operating expenses (1):
Sales and marketing	18,444	16,763	55,311	50,671
Product development	14,387	13,069	41,496	38,237
General and administrative	9,307	8,893	27,136	28,316
Amortization of other intangibles	960	331	1,851	977
Restructuring charges	57	26	131	610

Total operating expenses	43,155	39,082	125,925	118,811

Income from continuing operations	10,576	9,733	32,485	24,577
Interest income and other income (expense), net	(815)	163	(837)	(772)

Income from continuing operations before income taxes	9,761	9,896	31,648	23,805
Provision for income taxes	2,935	3,915	9,848	8,734

Net income from continuing operations	$6,826	$5,981	$21,800	$15,071

Discontinued operation:
Net income (loss) from discontinued operation (net of applicable taxes of $(17), $(19), $1,311, and $(69), respectively)	(27)	(23)	1,773	(98)

Net income	$6,799	$5,958	$23,573	$14,973

Basic net income (loss) per share:
Continuing operations	$0.13	$0.12	$0.42	$0.29
Discontinued operation	(0.00)	(0.00)	0.03	(0.00)
Total operations	$0.13	$0.12	$0.45	$0.29

Diluted net income (loss) per share:
Continuing operations	$0.13	$0.11	$0.40	$0.28
Discontinued operation	(0.00)	(0.00)	0.03	(0.00)
Total operations	$0.13	$0.11	$0.43	$0.28

Weighted average shares used to compute net income per share:
Basic	51,625	51,267	52,114	51,470
Diluted	53,625	54,232	54,590	54,277

(1) Includes stock-based employee compensation expense as follows:

Recurring revenues	$528	$466	$1,535	$1,308
Non-recurring revenues	381	294	973	846
Total cost of revenues	909	760	2,508	2,154

Sales and marketing	1,757	1,572	4,726	4,288
Product development	1,377	1,356	3,798	3,882
General and administrative	1,022	1,122	3,135	3,314
Total operating expenses	4,156	4,050	11,659	11,484

Total stock-based employee compensation expense	$5,065	$4,810	$14,167	$13,638

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended September 30
	2011	2010
Cash flows from operating activities:
Net income	$23,573	$14,973
Adjustment to net income for discontinued operation	(1,773)	98
Net income from continuing operations	21,800	15,071

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	14,167	13,638
Depreciation and amortization	16,254	13,289
Loss on disposition of fixed assets	—	22
Provision for doubtful accounts	159	148
Reduction of sales returns	(212)	(813)
Non-cash impairment loss	500	—
Deferred income taxes	(395)	(56)
Other	39	353
Effect of statement of operations adjustments	30,512	26,581
Changes in operating assets and liabilities:
Accounts receivable	(4,669)	(354)
Prepaid and other assets	(1,141)	4,770
Accounts payable	3,261	4,347
Accrued liabilities	(4,552)	(2,214)
Deferred revenues	5,987	(3,889)
Income taxes payable	4,412	7,548
Effect of changes in operating assets and liabilities	3,298	10,208

Net cash provided by operating activities from continuing operations	55,610	51,860

Cash flows from investing activities:
Cash used in acquisitions, net of cash acquired	(97,092)	(4,719)
Purchases of property and equipment	(7,679)	(14,995)
Capitalized software development costs	(2,280)	(1,599)
Purchases of marketable securities	(38,907)	(29,000)
Sales and maturities of marketable securities	85,432	19,000

Net cash used in investing activities from continuing operations	(60,526)	(31,313)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	5,482	10,943
Withholding taxes related to equity award net share settlement	(5,111)	(4,342)
Proceeds from common stock issued under the employee stock purchase plan	3,146	2,929
Excess tax benefits from stock-based compensation	4,195	—
Repurchase of common stock	(51,582)	(35,881)

Net cash used in financing activities from continuing operations	(43,870)	(26,351)

Net cash transferred (to) from discontinued operation	2,954	(76)

Effect of exchange rate changes on cash and cash equivalents	215	(87)

Net change in cash and cash equivalents from continuing operations	(45,617)	(5,967)
Cash and cash equivalents of continuing operations at beginning of period	81,948	57,877

Cash and cash equivalents of continuing operations at end of period	$36,331	$51,910

	Nine Months Ended September 30
	2011	2010
Supplemental disclosure of cash flow information
Cash flow from discontinued operation:
Net cash used in operating activities	$(50)	$(341)
Net cash provided by investing activities	3,004	—
Net cash transferred from (to) continuing operations	(2,954)	76
Effect of exchange rates on cash and cash equivalents	—	(1)
Net change in cash and cash equivalents from discontinued operations	—	(266)
Cash and cash equivalents of discontinued operation at beginning of period	—	266
Cash and cash equivalents of discontinued operation at end of period	$—	$—

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended September 30, 2011 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$53,731	64%	$10,576	13%	$6,826

Amortization of acquired developed technology	1,821		1,821		1,821
Amortization of other acquired intangibles	—		960		960
Stock-based compensation - cost of revenues	909		909		909
Stock-based compensation - operating expenses	—		4,156		4,156
Investment loss	—		—		500
Restructuring charges	—		57		57
Income tax adjustment for non-GAAP (1)	—		—		(3,422)

Non-GAAP	$56,461	67%	$18,479	22%	$11,807

Diluted net income per share
GAAP					$0.13
Non-GAAP					$0.22

Shares used to compute diluted net income per share					53,625

	Three Months Ended September 30, 2010 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$48,815	68%	$9,733	14%	$5,981

Amortization of acquired developed technology	845		845		845
Amortization of other acquired intangibles	—		331		331
Stock-based compensation - cost of revenues	760		760		760
Stock-based compensation - operating expenses	—		4,050		4,050
Restructuring charges	—		26		26
Income tax adjustment for non-GAAP (1)	—		—		(1,653)

Non-GAAP	$50,420	70%	$15,745	22%	$10,340

Diluted net income per share
GAAP					$0.11
Non-GAAP					$0.19

Shares used to compute diluted net income per share					54,232

(1)          The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2011 and 2010, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected Continuing Operations’ GAAP Operating Income %

to Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

Twelve Months Ended December 31, 2011
Continuing Operations
Operating Income %

Projected GAAP	13%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment	3%
Projected stock based compensation adjustment	6%

Projected non-GAAP	22%